Property of priceline.com incorporated. All Rights Reserved. Goldman, Sachs & Co. 9th Annual Internet Conference May 2008

Property of priceline.com incorporated. All Rights Reserved. page 2 Disclosure Regarding Forward-Looking Statements • Pr iceline.com would like to remind you that this presentation contains forward looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. • Expressions of future goals and similar expressions including, without limitation, “believe(s),” “intend(s),” “expect(s),” “will,” “may,” “should,” “could,” “plan(s),” “anticipate(s),” “estimate(s),” “predict(s),” “potential,” “target(s),” or “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. • The following factors, among others, could cause the Company's actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel services as a result of, among other things, decreased consumer spending, general economic downturn, terrorist attacks, natural disasters or adverse weather, the bankruptcy or insolvency of a major airline, or the outbreak of an epidemic or pandemic disease; adverse changes in the Company's relationships with airlines and other product and service providers and vendors which could include, without limitation, the withdrawal of suppliers from the priceline.com system (either priceline.com's "retail" or "opaque" services, or both) and/or the loss or reduction of global distribution fees; the effects of increased competition; a change by a major search engine to its search engine algorithms that negatively affects the search engine ranking of the company or its 3rd party distribution partners; fluctuations in foreign exchange rates; our ability to expand successfully in international markets; the ability to attract and retain qualified personnel; difficulties integrating recent or future acquisitions, such as the 4th quarter 2007 acquisition of Agoda, including ensuring the effectiveness of the design and operation of internal controls and disclosure controls of acquired businesses; the occurrence of an external or internal security breach of our systems or other Internet based systems involving personal customer information, credit card information or other sensitive data; systems-related failures and/or security breaches, including without limitation, any security breach that results in the theft, transfer or unauthorized disclosure of customer information, or the failure to comply with various state laws applicable to the company's obligations in the event of such a breach; and legal and regulatory risks. These factors and others are described in the section entitled “Risk Factors” in our public filings. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. How ever, you should carefully review the reports and documents we file or furnish from time to time with the Securities and Exchange Commission, particularly our annual report on Form10-K, our quarterly reports on Form 10-Q and any current reports on Form 8-K.

Property of priceline.com incorporated. All Rights Reserved. page 3 • A leading European on-line hotel reservation service for leisure and unmanaged business travel • A leading on-line travel business for value-conscious leisure travelers in North America • A growing Asian hotel service

Property of priceline.com incorporated. All Rights Reserved. page 4 Booking.com Highlights • Over 45,000 hotels in over 60 countries • Content and customer service available in 18 languages • Customer and supplier friendly model • 2007 Gross Bookings Growth Rate: 98% (excl. Agoda) • 1Q08 Gross Bookings Growth Rate: 95% (excl. Agoda)

Property of priceline.com incorporated. All Rights Reserved. page 5 Booking.com Market Opportunity • Europe population of 800M vs. U.S. at 301M(1) • Europe Internet penetration of 47.7% vs. U.S. at 71.4%(1) • The number of individuals without internet access in Europe is over 330 million greater than that in U.S.(1) • Europeans on average have 6.9 holiday and vacation weeks per year vs. Americans at 3.9(2) • Hotel stays facilitated by ease and low cost of intra-Europe air travel 1) Source: www.internetworldstats.com 2) Source: Harvard Institute of Economic Research: Work and Leisure in the U.S. and Europe

Property of priceline.com incorporated. All Rights Reserved. page 6 Worldwide Office Locations

Property of priceline.com incorporated. All Rights Reserved. page 7 Booking.com Opportunities • Geographic and supply expansion • Europe online travel growth • Integration between US and European business

Property of priceline.com incorporated. All Rights Reserved. page 8 Booking.com Revenue Beyond Western Europe • Strong revenue growth outside of Booking.com’s core Western European markets(1) 1) Reflects revenue, excluding UK, France, Germany, BeNeLux, Spain and Italy. 2006 Western Europe Other 2007 Western Europe Other 13% 20% 209% Yr/Yr 209% Yr/Yr

Property of priceline.com incorporated. All Rights Reserved. page 9 Booking.com Supply Environment Independents 75%(1) 1) Source: PhocusWright Chains 25%(1)

Property of priceline.com incorporated. All Rights Reserved. page 10 Multi-Lingual Demand Paris: English Paris: Italian Paris: French Paris: Spanish Paris: Dutch Paris: German

Property of priceline.com incorporated. All Rights Reserved. page 11 Priceline.com Highlights • Differentiated opaque services appeal to deal-driven travelers • Eliminated fee on retail airline tickets in June 2007 • 50% growth in domestic gross bookings in Q1 ‘08 • Bookings growth from conversion and brand advertising • Earnings growth from merchant volume and marketing efficiency

Property of priceline.com incorporated. All Rights Reserved. page 12 Name Your Own Price® Savings • Air • Hotel • Rental Car • Vacations

Property of priceline.com incorporated. All Rights Reserved. page 13 Current Economic Conditions • Recessionary conditions a concern for the broad travel industry • Impact on demand • Impact of high oil prices on the financial health of the airline industry • Priceline is not immune to potential negative impact on demand or average selling prices • Potential negative impacts may be mitigated: • Consumers value Priceline’s low price services • Suppliers value our opaque channel and broad distribution • Majority of earnings generated in diverse international markets – May have stronger local economies – Higher growth in fundamental Internet usage and travel

Property of priceline.com incorporated. All Rights Reserved. page 14 Priceline.com Opportunities • Continuous service improvement – Inside Track

Property of priceline.com incorporated. All Rights Reserved. page 15 Priceline.com Opportunities • Continuous service improvement – Best Days to Fly

Property of priceline.com incorporated. All Rights Reserved. page 16 Priceline.com Opportunities • Continuous service improvement – Price Drop Alerts

Property of priceline.com incorporated. All Rights Reserved. page 17 Yr/Yr Growth Airline Tickets Merchant GB 2Q 07 -16% -1% 3Q 07 23% 15% 4Q 07 34% 11% 1Q 08 83% 26% Priceline.com Opportunities

Property of priceline.com incorporated. All Rights Reserved. page 18 Promotion Strategy • Priceline has a long history of promotional activity, especially during the summer booking season

Property of priceline.com incorporated. All Rights Reserved. page 19 10th Anniversary Chop-A-Thon • Summer promotion consistent with prior practices • Reduced booking fees on domestic retail merchant hotel sales • Leverages existing “No-Fee” advertising campaign for retail air • Reinforces Priceline’s lowest price brand messaging • Recently extended to June 30th • Promotion is immaterial to company’s financial performance

Property of priceline.com incorporated. All Rights Reserved. page 20 Consolidated Gross Bookings ($ in thousands)

Property of priceline.com incorporated. All Rights Reserved. page 21 International Gross Bookings ($ in thousands)

Property of priceline.com incorporated. All Rights Reserved. page 22 LTM International Gross Bookings (1) 1) Assumes Booking.com owned for all periods presented. Agoda reflected since Nov ’07 acquisition. 0% 20% 40% 60% 80% 100% 120% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 LTM Gross Bookings (000s) Year/Year Growth %

Property of priceline.com incorporated. All Rights Reserved. page 23 Domestic Gross Bookings ($ in thousands)

Property of priceline.com incorporated. All Rights Reserved. page 24 Consolidated Pro Forma Gross Profit ($ in thousands) Please see priceline.com's Form 8-K dated May 9, 2008 which reconciles pro forma financial information with financial results under GAAP.

Property of priceline.com incorporated. All Rights Reserved. page 25 Pro Forma Net Income per Share 5 Year CAGR: 76% (Up 77% yr/yr) Please see priceline.com's Form 8-K dated May 9, 2008 which reconciles pro forma financial information with financial results under GAAP.

Property of priceline.com incorporated. All Rights Reserved. page 26 Global Scale in Online Hotel Sales • 9.4 million global online room night sales in Q1; number two worldwide • Number one in Europe online hotel sales • Fast growing U.S. business with strong brand • Strong relationships with international chains and independent hotels creates inventory opportunities • Scale provides opportunities for future organic growth, building international business from US POS, geographic expansion and benefits from service expansion and advertising opportunities

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